UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          -----------------------
                                FORM 8-K
                          -----------------------

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  August 5, 2015

---------------------------------------------------------------------------
                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
---------------------------------------------------------------------------

	   FLORIDA		0-17554		47-2449198
	   --------------	----------	---------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
--------------------------------------------------            ---------
(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100


---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                                August 5, 2015


ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
           OR A RELATED AUDIT REPORT ON COMPLETED INTERIM REVIEW

           On August 5, 2015, the Audit Committee of the Board of Directors of FRP Holdings, Inc. (the "Company"), with the concurrence of its executive officer, concluded the Company will need to restate its previously issued consolidated financial statements for the interim period ended March 31, 2014, as presented in the Company's Form 10-Q for the quarter ended March 31, 2015, and that such consolidated financial statements should no longer be relied upon.

          As a result of the spin-off of the transportation group on January 31, 2015, the Company has reported the former transportation segment as a discontinued operation without any allocation of corporate overhead. Hence, all corporate overhead of the transportation group through the date of the spin-off is included in corporate expense on the Company's consolidated income statement.

          As originally filed, the Company's Form 10-Q correctly allocated the corporate overhead expense for the three and six month periods ending March 31, 2015. The financial statements for the three and six month periods ending
March 31, 2014, were incorrect, however, in that they did not allocate corporate overhead expense attributable to the transportation group to continuing operations for the full period. Accordingly, income from continuing operations for the three and six month periods of 2014 was overstated by $395,000 and income from discontinued operations was understated by $395,000.

          The error was a classification error and had no impact on the consolidated results for the periods presented.

          The Board of Directors of the Company and its executive officer have discussed the matter disclosed in this Item 4.02 Form 8-K with Hancock Askew & Company, our independent registered public accounting firm.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(a)	Not applicable

        (b)	Not applicable

        (c)	Not applicable

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  August 5, 2015         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer